UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2017

CHEROKEE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-18640	95-4182437
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5990 Sepulveda Boulevard

Sherman Oaks, California 91411

(Address of principal executive offices) (Zip Code)

(818) 908-9868

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 on Form 8‑K/A (this “Amendment”) amends the Current Report on Form 8‑K of Cherokee Inc. filed on September 7, 2017 (the “Original Report”). This Amendment is being filed for the sole purpose of including a hyperlink to the exhibit filed with the Original Report. The full text of the Original Report is repeated in this Amendment for convenience, but has not been modified from the text of the Original Report except solely to include the hyperlink described above.

Item 2.02Results of Operations and Financial Condition.

On September 7, 2017, Cherokee Inc. issued a press release announcing its financial results for the fiscal quarter ended July 29, 2017. A copy of the press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8‑K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release of Cherokee Inc., dated September 7, 2017 (incorporated by reference to Exhibit 99.1 of Cherokee’s Form 8‑K dated September 7, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEROKEE INC.

Date: September 11, 2017	By:	/s/ Jason Boling
Jason Boling
Chief Financial Officer